TO THE STOCKHOLDERS

F

or the three months ended March 31, 2022, return as measured based upon net asset value (NAV) per common share, including reinvestment of dividends and distributions, was (2.49)% while the investment return to our stockholders (based upon market price per share), also including reinvestment of dividends and distributions, was (2.74)%. By comparison, the return for our benchmark, the Standard and Poor’s 500 Stock Index (including income), was (4.60)% during this period. For the twelve months ended March 31, 2022, return on net asset value was 18.03% and return to our stockholders was 15.62% which compares to the return of the S&P 500 Stock Index of 15.65%. During both time periods, the discount at which our shares traded continued to fluctuate and on March 31, 2022 it was 16.17%.

As detailed in the accompanying financial statements (unaudited), as of March 31, 2022, the net assets applicable to the Company’s Common Stock were $1,233,414,742 equal to $50.66 per Common Share.

The decrease in net assets resulting from operations for the three months ended March 31, 2022 was $35,251,461. During this period, the net realized gain on investments was $28,915,081 and the decrease in net unrealized appreciation was $61,833,950. Net investment income for the three months was $495,401. Distributions to preferred and common shareholders amounted to $2,827,993 and $12,183,010, respectively. During the three months, the Company also repurchased 49,766 of its shares at a cost of $2,054,905, an average discount to net asset value of 17.0%.

Equity and debt markets are struggling this year due to increased uncertainty amid rising interest rate and inflation expectations, slowing economic growth, and the invasion of Ukraine by Russia with associated concerns of a pan-European war. Russian import bans have stressed already stretched supplies of raw materials from oil and gas to metals. The loss of productive capacity in Ukraine also increases price pressures, particularly in grains but also in metals, adding to a confluence of adverse developments. Aggressive remarks by the Federal Reserve Board members on the need to accelerate tighter financial conditions to curb inflation may further diminish economic growth. The continuation of China’s “zero COVID” policy has also disrupted supply chains that previously appeared to be on the mend. The resulting loss of consumer confidence has increased investor anxiety resulting in multiples among the loftier valued companies deflating rapidly along with the value of fixed income securities. Just as rising interest rates threaten the prices of securities of companies without earnings, they may also put the housing market at risk as increasing mortgage rates limit the amount households can borrow, potentially reducing home values. Housing affordability scores are significantly worse than in prior periods. If a negative price adjustment occurs, it could threaten an already hobbled expansion as consumers retrench.

Not all economic and financial news is discouraging; many of the past year’s trends remain present. Wages are improving, household net worth remains elevated, and cash in the form of deposits with financial institutions remains close to near-record levels. Employment remains robust, and resulting unemployment rates are near historic lows. Though wage gains are not as substantial as inflation, when combined with unspent funds from the pandemic emergency measures, they may provide a bridge for the economy across the current economic and political uncertainty. The economic reopening in the U.S. and Western Europe continues more episodically as COVID mutation infections wax and wane. Clearly, in the current environment, the dispersion of potential economic and market outcomes has widened with possibly more of the distribution to the downside due to the uncertainties inherent with the war in Europe.

Nevertheless, it is also important to note that the equity market and economy have been discounting this and continue to be supported by negative real interest rates. Common stocks historically act as an inflation hedge provided underlying economic growth remains positive and operating profit margins stable. Though the differential between free cash flow yields and treasury note yields appears less than our observation just a few months ago, equities remain the preferred alternative to fixed-income securities. Elevated volatility is likely to persist, given the world economy’s challenges, but it is in this type of environment where great investment opportunities often arise.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports, and press releases, is on our website and has been updated through March 31, 2022. It can be accessed on the internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

General American Investors Company, Inc.

Jeffrey W. Priest
President and Chief Executive Officer

April 20, 2022

STATEMENT OF INVESTMENTS March 31, 2022 (Unaudited)
General American Investors

2

	Shares	COMMON STOCKS (continued)		Value (Note 1a)
Communication Services (11.8%)	Media and Entertainment (9.1%)
	25,500	Alphabet Inc. - Class C (a)		$71,221,245
	1,186,414	Angi Inc. (a)		6,726,967
	50,768	Liberty Broadband Corporation - Series C (a)		6,869,926
	69,500	Meta Platforms, Inc. - Class A (a)		15,454,020
	91,478	The Walt Disney Company (a)		12,547,122
			(Cost $59,579,489)	112,819,280
	Telecommunication Services (2.7%)
	257,950	T-Mobile US, Inc. (a)	(Cost $29,113,957)	33,107,883
			(Cost $88,693,446)	145,927,163

Consumer Discretionary (12.6%)	Retailing (12.6%)
	57,761	Advance Auto Parts, Inc.		11,954,217
	14,300	Amazon.com, Inc. (a)		46,617,285
	4,000	Booking Holdings Inc. (a)		9,393,800
	192,984	Dufry AG (a) (Switzerland)		8,167,961
	127,584	Dufry AG ADR (a) (Switzerland)		530,749
	89,065	Expedia Group, Inc. (a)		17,427,349
	130,951	Target Corporation		27,790,421
	550,092	The TJX Companies, Inc.		33,324,573
			(Cost $62,503,434)	155,206,355

Consumer Staples (10.5%)	Food, Beverage and Tobacco (5.3%)
	325,000	Nestlé S.A. (Switzerland)		42,275,851
	140,000	PepsiCo, Inc.		23,433,200
			(Cost $15,322,831)	65,709,051
	Food and Staples Retailing (3.6%)
	53,000	Costco Wholesale Corporation		30,520,050
	95,140	Walmart Inc.		14,168,249
			(Cost $14,332,606)	44,688,299

	Household and Personal Products (1.6%)
	435,000	Unilever PLC (Netherlands/United Kingdom)	(Cost $12,310,109)	19,703,497
			(Cost $41,965,546)	130,100,847

Energy (4.1%)	644,230	Cameco Corporation (Canada)		18,747,093
	61,991	Chevron Corporation		10,093,995
	1,320,030	Energy Transfer LP		14,771,136
	2,060,603	Gulf Coast Ultra Deep Royalty Trust		76,448
	60,000	Hess Corporation		6,422,400
			(Cost $27,015,151)	50,111,072

Financials (19.0%)	Banks (2.3%)
	80,000	JPMorgan Chase & Co.		10,905,600
	100,000	M&T Bank Corporation		16,950,000
			(Cost $3,188,933)	27,855,600
	Diversified Financials (7.0%)
	110	Berkshire Hathaway Inc. - Class A (a)(b)		58,181,310
	21,549	Berkshire Hathaway Inc. - Class B (a)		7,604,858
	243,415	Nelnet, Inc.		20,687,841
			(Cost $7,398,244)	86,474,009

3

STATEMENT OF INVESTMENTS March 31, 2022 (Unaudited) - continued
General American Investors

	Shares	COMMON STOCKS (continued)		Value (Note 1a)
Financials (19.0%) (continued)	Insurance (9.7%)
	937,459	Arch Capital Group Ltd. (a) (Bermuda)		$45,391,765
	250,000	Axis Capital Holdings Limited (Bermuda)		15,117,500
	121,500	Everest Re Group, Ltd. (Bermuda)		36,617,670
	316,927	MetLife, Inc.		22,273,629
			(Cost $32,482,018)	119,400,564
			(Cost $43,069,195)	233,730,173

Health Care (8.2%)	Health Care Equipment and Services (0.6%)
	62,000	Abbott Laboratories	(Cost $5,079,301)	7,338,320

	Pharmaceuticals, Biotechnology and Life Sciences (7.6%)
	141,100	Gilead Sciences, Inc.		8,388,395
	283,439	Intra-Cellular Therapies, Inc. (a)		17,343,632
	240,191	Merck & Co., Inc.		19,707,672
	1,448,170	Paratek Pharmaceuticals, Inc. (a)		4,301,065
	345,808	Pfizer Inc.		17,902,480
	23,076	Regeneron Pharmaceuticals, Inc. (a)		16,116,740
	403,201	Valneva SE (a) (France)		6,976,081
	1,877,497	VBI Vaccines, Inc. (a) (Canada)		3,116,645
			(Cost $54,157,019)	93,852,710
			(Cost $59,236,320)	101,191,030

Industrials (9.5%)	Capital Goods (3.2%)
	146,131	Eaton Corporation plc (Ireland)		22,176,840
	175,000	Raytheon Technologies Corporation		17,337,250
			(Cost $17,272,799)	39,514,090
	Commercial and Professional Services (5.6%)
	524,895	Republic Services, Inc.	(Cost $7,346,689)	69,548,588

	Transportation (0.7%)
	117,300	GXO Logistics, Inc. (a)	(Cost $9,980,873)	8,368,182
			(Cost $34,600,361)	117,430,860

Information Technology (24.3%)	Semiconductors and Semiconductor Equipment (8.8%)
	433,364	AIXTRON SE (Germany)		9,585,779
	121,652	Applied Materials, Inc.		16,033,734
	79,600	ASML Holding N.V. (Netherlands)		53,167,228
	30,000	Broadcom Inc.		18,890,400
	68,009	Universal Display Corporation		11,354,103
			(Cost $30,873,755)	109,031,244
	Software and Services (8.1%)
	30,000	Adobe Inc. (a)		13,668,600
	82,500	Fiserv, Inc. (a)		8,365,500
	235,000	Microsoft Corporation		72,452,850
	11,000	Tyler Technologies, Inc. (a)		4,893,790
			(Cost $30,792,794)	99,380,740
	Technology, Hardware and Equipment (7.4%)
	348,000	Apple Inc.		60,764,280
	543,000	Cisco Systems, Inc.		30,277,680
			(Cost $11,190,868)	91,041,960
			(Cost $72,857,417)	299,453,944

4

STATEMENT OF INVESTMENTS March 31, 2022 (Unaudited) - continued
General American Investors

(see notes to unaudited financial statements)

	Shares	COMMON STOCKS (continued)		Value (Note 1a)
Materials (4.0%)	300,141	Agnico Eagle Mines Limited (Canada)		$18,380,635
	1,783,042	Alamos Gold Inc. - Class A (Canada)		15,013,214
	454,669	Cleveland-Cliffs Inc. (a)		14,644,888
	874,076	Venator Materials PLC (a) (United Kingdom)		1,555,855
			(Cost $38,073,069)	49,594,592

Miscellaneous (1.5%)	634,072	Other (c)	(Cost $22,339,782)	18,540,136

		TOTAL COMMON STOCKS (105.5%)	(Cost $490,353,721)	1,301,286,172

		SHORT-TERM SECURITY AND OTHER ASSETS
	124,524,911	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.20% (d) (10.1%)	(Cost $124,524,911)	124,524,911

Total Investments (e) (115.6%)			(Cost $614,878,632)	1,425,811,083
Liabilities In Excess Of Other Assets (-0.2%)				(2,279,166)
				1,423,531,917
Preferred Stock (-15.4%)				(190,117,175)
Net Assets Applicable To Common Stock (100%)				$1,233,414,742

ADR - American Depository Receipt

(a)Non-income producing security.

(b)50 shares of 110 total shares held as collateral for options written.

(c)Securities which have been held for less than one year, not previously disclosed, and not restricted.

(d)7-day yield.

(e)At March 31, 2022, the cost of investments and derivatives for Federal income tax purposes was $615,242,645; aggregate gross unrealized appreciation was $833,429,969; aggregate gross unrealized depreciation was $23,437,311; and net unrealized appreciation was $809,992,658.

STATEMENT OF OPTIONS WRITTEN March 31, 2022 (Unaudited)

Call Options	Contracts (100 shares each)	Company/Expiration Date/Exercise Price/Notional	Premiums Received*	Value (Note 1a)
Materials (0.1%)	385	Cleveland-Cliffs Inc./April 14, 2022/$22/$847,000	$44,065	$400,400
	97	Cleveland-Cliffs Inc./April 14, 2022/$25/$242,500	19,042	71,295
	182	Cleveland-Cliffs Inc./May 30, 2022/$30/$546,000	73,316	74,620
			136,423	546,315

Food and Staples	950	Walmart Inc./April 14, 2022/$145/$13,775,000	318,612	484,500
Retailing (0.0%)
		TOTAL OPTIONS WRITTEN (0.1%)	$455,035	$1,030,815

*The maximum cash outlay if all options are exercised is $15,410,500.

5

MAJOR STOCK CHANGES (a): Three Months Ended March 31, 2022 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Increases	Net Shares Transacted	Shares Held
New Positions
Adobe Inc.	30,000	30,000
Hess Corporation	60,000	60,000

Additions
Advance Auto Parts, Inc.	10,000	57,761
Agnico Eagle Mines Limited	15,000	300,141
Alamos Gold Inc. - Class A	50,000	1,783,042
Angi Inc.	184,189	1,186,414
Dufry AG	48,705	192,984
Dufry AG ADR	50,000	127,584
Gilead Sciences, Inc.	40,000	141,100
GXO Logistics, Inc.	10,000	117,300
Meta Platforms, Inc. - Class A	19,000	69,500
Paratek Pharmaceuticals, Inc.	141,251	1,448,170
T-Mobile US, Inc.	20,000	257,950

Decreases
Eliminations
Halliburton Company	296,300	—
Rogers Corporation	37,652	—
salesforce.com, inc.	17,829	—

Reductions
Alphabet Inc. - Class C	1,000	25,500
Amazon.com, Inc.	1,700	14,300
Berkshire Hathaway Inc. - Class B	10,000	21,549
Chevron Corporation	40,000	61,991
Cleveland-Cliffs Inc.	215,000	454,669
Fiserv, Inc.	55,000	82,500
Gulf Coast Ultra Deep Royalty Trust	1,769,837	2,060,603
Liberty Broadband Corporation - Series C	47,000	50,768
M&T Bank Corporation	10,000	100,000
Regeneron Pharmaceuticals, Inc.	7,000	23,076
Unilever PLC	95,000	435,000

(a)Common shares unless otherwise noted.

6

PORTFOLIO DIVERSIFICATION March 31, 2022 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of March 31, 2022 is shown in the table.

Industry Category	Cost (000)	Value (000)	Percent Common Net Assets*
Information Technology
Semiconductors & Semiconductor Equipment	$30,874	$109,031	8.8%
Software & Services	30,793	99,381	8.1
Technology, Hardware & Equipment	11,191	91,042	7.4
	72,858	299,454	24.3
Financials
Banks	3,189	27,856	2.3
Diversified Financials	7,398	86,474	7.0
Insurance	32,482	119,400	9.7
	43,069	233,730	19.0
Consumer Discretionary
Retailing	62,503	155,206	12.6

Communication Services
Media & Entertainment	59,579	112,819	9.1
Telecommunication Services	29,114	33,108	2.7
	88,693	145,927	11.8
Consumer Staples
Food, Beverage & Tobacco	15,323	65,709	5.3
Food & Staples Retailing	14,333	44,688	3.6
Household & Personal Products	12,310	19,704	1.6
	41,966	130,101	10.5
Industrials
Capital Goods	17,273	39,514	3.2
Commercial & Professional Services	7,347	69,549	5.6
Transportation	9,981	8,368	0.7
	34,601	117,431	9.5
Health Care
Health Care Equipment & Services	5,079	7,338	0.6
Pharmaceuticals, Biotechnology & Life Sciences	54,157	93,853	7.6
	59,236	101,191	8.2

Energy	27,015	50,111	4.1
Materials	38,073	49,595	4.0
Miscellaneous**	22,340	18,540	1.5

	490,354	1,301,286	105.5
Short-Term Securities	124,525	124,525	10.1
Total Investments	$614,879	1,425,811	115.6
Liabilities in Excess of Other Assets		(2,279)	(0.2)
Preferred Stock		(190,117)	(15.4)
Net Assets Applicable to Common Stock		$1,233,415	100.0%

*Net Assets applicable to the Company’s Common Stock

**Securities which have been held for less than one year, not previously disclosed, and not restricted.

7

STATEMENT OF ASSETS AND LIABILITIES March 31, 2022 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Assets
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $490,353,721)		$1,301,286,172
Money market fund (cost $124,524,911)		124,524,911

Total investments (cost $614,878,632)		1,425,811,083

OTHER ASSETS
Receivable for securities sold	$2,494,723
Dividends, interest and other receivables	1,165,805
Present value of future office lease payments (note 8)	3,902,733
Qualified pension plan asset, net excess funded (note 7)	9,793,710
Prepaid expenses, fixed assets, and other assets	939,304	18,296,275

TOTAL ASSETS		1,444,107,358

Liabilities
Payable for securities purchased	508,523
Accrued compensation payable to officers and employees	1,035,617
Outstanding options written, at value (premiums received $455,035; note 4)	1,030,815
Accrued Preferred Stock dividend not yet declared	219,955
Present value of future office lease payments (note 8)	3,902,733
Accrued supplemental pension plan liability (note 7)	6,568,988
Accrued supplemental thrift plan liability (note 7)	6,822,238
Accrued expenses and other liabilities	486,572

TOTAL LIABILITIES		20,575,441

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175

NET ASSETS APPLICABLE TO COMMON STOCK - 24,345,098 shares (note 5)		$1,233,414,742

NET ASSET VALUE PER COMMON SHARE		$50.66

Net Assets Applicable to Common Stock
Common Stock, 24,345,098 shares at par value (note 5)	$24,345,098
Additional paid-in capital (note 5)	374,178,989
Unallocated distributions on Preferred Stock	(3,047,948)
Total distributable earnings (note 5)	836,548,492
Accumulated other comprehensive income (note 7)	1,390,111

NET ASSETS APPLICABLE TO COMMON STOCK		$1,233,414,742

8

STATEMENT OF OPERATIONS Three Months Ended March 31, 2022 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Income
Dividends (net of foreign withholding taxes of $24,695)		$3,545,130
Interest		11,354
		3,556,484

Expenses
Investment research	$1,688,062
Administration and operations	832,907
Office space and general	249,966
Transfer agent, custodian, and registrar fees and expenses	85,860
Auditing and legal fees	80,384
Directors’ fees and expenses	59,301
State and local taxes	39,206
Stockholders’ meeting and reports	25,397	3,061,083

NET INVESTMENT INCOME		495,401

Net Realized Gain and Change in Unrealized Appreciation on Investments (Notes 1, 3 and 4)
Net realized gain on investments:
Common stock	28,693,401
Purchased options	208,170
Written options	13,510
	28,915,081
Net increase (decrease) in unrealized appreciation:
Common stocks	(61,453,754)
Purchased options	211,191
Written options	(591,387)
	(61,833,950)
GAINS AND DEPRECIATION ON INVESTMENTS		(32,918,869)
NET INVESTMENT INCOME, GAINS, AND DEPRECIATION ON INVESTMENTS		(32,423,468)
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(2,827,993)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(35,251,461)

9

STATEMENTS OF CHANGES IN NET ASSETS
General American Investors

(see notes to unaudited financial statements)

Operations	Three Months Ended March 31, 2022 (Unaudited)	Year Ended December 31, 2021
Net investment income	$495,401	$562,688
Net realized gain on investments	28,915,081	92,595,731
Net increase (decrease) in unrealized appreciation	(61,833,950)	200,452,478
	(32,423,468)	293,610,897

Distributions to Preferred Stockholders	(2,827,993)	(11,311,972)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(35,251,461)	282,298,925
Other Comprehensive Income - Funded Status of Defined Benefit Plans (Note 7)	—	4,775,994

Distributions to Common Stockholders	(12,183,010)	(78,805,645)

Capital Share Transactions (Note 5)
Value of Common Shares issued in payment of dividends and distributions	115,454	27,517,502
Cost of Common Shares purchased	(2,054,905)	(40,969,175)
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS	(1,939,451)	(13,451,673)
NET INCREASE (DECREASE) IN NET ASSETS	(49,373,922)	194,817,601

Net Assets Applicable to Common Stock
BEGINNING OF PERIOD	1,282,788,664	1,087,971,063

END OF PERIOD	$1,233,414,742	$1,282,788,664

10

FINANCIAL HIGHLIGHTS
General American Investors

(see notes to unaudited financial statements)

The following table shows per share operating performance data, total investment return, ratios, and supplemental data for the three months ended March 31, 2022 and for each year in the five-year period ended December 31, 2021. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Three Months Ended March 31, 2022 (unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$52.59	$44.00	$43.70	$34.51	$40.47	$37.56
Net investment income	0.02	0.02	0.13	0.33	0.31	0.32
Net gain (loss) on common stocks, options and other realized and unrealized	(1.33)	12.14	3.10	11.78	(3.03)	6.23
Other comprehensive income (loss)	—	0.20	0.03	(0.01)	(0.05)	0.08
	(1.31)	12.36	3.26	12.10	(2.77)	6.63
Distributions on Preferred Stock:
Dividends from net investment income	—	(0.06)	(0.03)	(0.07)	(0.06)	(0.04)
Distributions from net capital gains	—	(0.41)	(0.43)	(0.39)	(0.38)	(0.39)
Unallocated	(0.12)	—	—	—	—	—
	(0.12)	(0.47)	(0.46)	(0.46)	(0.44)	(0.43)
Total from investment operations	(1.43)	11.89	2.80	11.64	(3.21)	6.20
Distributions on Common Stock:
Dividends from net investment income	—	(0.46)	(0.15)	(0.39)	(0.29)	(0.30)
Distributions from net capital gains	(0.50)	(2.84)	(2.35)	(2.06)	(2.46)	(2.99)
	(0.50)	(3.30)	(2.50)	(2.45)	(2.75)	(3.29)
Net asset value, end of period	$50.66	$52.59	$44.00	$43.70	$34.51	$40.47
Per share market value, end of period	$42.47	$44.20	$37.19	$37.74	$28.44	$34.40

TOTAL INVESTMENT RETURN -
Stockholder return, based on market price per share	(2.74)%*	28.16%	5.23%	41.54%	(9.87)%	21.21%
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock end of period (000’s omitted)	$1,233,415	$1,282,789	$1,087,971	$1,081,698	$896,789	$1,070,483
Ratio of expenses to average net assets applicable to Common Stock	1.00%**	1.24%	1.22%	1.28%	1.20%	1.28%
Ratio of net income to average net assets applicable to Common Stock	0.16%**	0.05%	0.32%	0.81%	0.78%	0.79%
Portfolio turnover rate	4.80%*	24.74%	19.33%	17.76%	23.00%	19.58%

PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117	$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	749%	775%	672%	669%	572%	663%
Asset coverage per share	$187.19	$193.68	$168.07	$167.24	$142.93	$165.77
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$27.32	$26.86	$27.50	$27.60	$25.72	$26.59

*Not annualized

**Annualized

11

NOTES TO FINANCIAL STATEMENTS (Unaudited)
General American Investors

1. Significant Accounting Policies and Other Matters – General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codification 946, Financial Services – Investment Companies (“ASC 946”), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

a. Security Valuation Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value.

b. Options The Company may purchase and write (sell) put and call options. The Company purchases put options or writes call options to hedge the value of portfolio investments while it purchases call options and writes put options to obtain equity market exposure. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for option activity.

c. Security Transactions and Investment Income Security transactions are recorded as of the trade date. Realized gains and losses are determined on the specific identification method. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represent amortized cost.

d. Foreign Currency Translation and Transactions Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. These changes are combined and included in net realized and unrealized gain or loss on the Statement of Operations.

12

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

1. Significant Accounting Policies and Other Matters – (Continued from bottom of previous page.)

Realized foreign exchange gains or losses may also arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses may also arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e. Dividends and Distributions The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f. Federal Income Taxes The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g. Contingent Liabilities Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects any future risk of loss thereunder to be remote.

i. Coronavirus Pandemic The Coronavirus (COVID-19) pandemic has caused significant humanitarian and economic disruption both nationally and internationally for two years. For the most part, governments worldwide have responded with significant fiscal and monetary stimulus to offset the decline in commercial activity. Multiple vaccines and improved treatments have been developed and administered to those seeking immunization or requiring medical intervention with the goal of reducing the impact of the virus. Increased market volatility has occurred as a result of the discovery and spread of variants in the virus. More recently, the expiration of fiscal stimulus programs and reduced monetary accommodations (both cessation of asset purchases and increasing interest rates) may contribute to further market volatility. The Company adopted a telecommuting (i.e., work from home) posture in response but, otherwise continues to operate without significant adverse impact.

2. Fair Value Measurements – Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued at net asset value, typically $1 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, etc.), and

Level 3 - significant unobservable inputs (including assumptions in determining the fair value of investments).

13

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

2. Fair Value Measurements – (Continued from bottom of previous page.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of March 31, 2022:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,301,286,172	—	—	$1,301,286,172
Money market fund	124,524,911	—	—	124,524,911
Total	$1,425,811,083	—	—	$1,425,811,083

Liabilities
Options written	$1,030,815	—	—	$1,030,815

No transfers among levels occurred during the three month ended March 31, 2022.

3. Purchases and Sales of Securities – Purchases and sales of securities (other than short-term securities and options) for the three months ended March 31, 2022 amounted to $62,233,315 and $93,004,882, on long transactions, respectively.

4. Options – The level of activity in purchased and written options varies from year-to-year based upon market conditions. Transactions in purchased call and put options, as well as written covered call options and collateralized put options during the three months ended March 31, 2022 were as follows:

Purchased Options	Calls		Puts
	Contracts	Cost Basis	Contracts	Cost Basis
Outstanding, December 31, 2021	3,868	$355,007	—	—
Purchased	—	—	500	$113,096
Sold	(3,868)	(355,007)	(500)	(113,096)
Outstanding, March 31, 2022	—	$—	—	$—

Written Options	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Outstanding, December 31, 2021	395	$80,782	—	—
Written	3,843	807,249	470	$231,445
Terminated in closing purchase transaction	(2,624)	(432,996)	—	—
Assigned	—	—	(300)	(143,390)
Expired	—	—	(170)	(88,055)
Outstanding, March 31, 2022	1,614	$455,035	—	$—

5. Capital Stock and Dividend Distributions – The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 24,345,098 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on March 31, 2022.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. This authorization has been renewed annually thereafter. To date, 395,313 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income, or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage level of at least 200% of the Preferred Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain amount of discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements and does not cure such failure, the

14

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class. Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the three months ended March 31, 2022 and the year ended December 31, 2021 were as follows:

	Shares		Amount
	2022	2021	2022	2021
Par value of Shares issued in payment of dividends and distributions (issued from treasury)	2,730	644,438	$2,730	$644,438
Increase in paid-in capital	—	—	112,724	26,873,064
Total increase	2,730	644,438	115,454	27,517,502
Par value of Shares purchased (at an average discount from net asset value of 17.0% and 15.1%, respectively)	(49,766)	(980,510)	(49,766)	(980,510)
Decrease in paid-in capital	—	—	(2,005,139)	(39,988,665)
Total decrease	(49,766)	(980,510)	(2,054,905)	(40,969,175)
Net decrease	(47,036)	(336,072)	$(1,939,451)	$(13,451,673)

At March 31, 2022, the Company held in its treasury 7,635,774 shares of Common Stock with an aggregate cost of $267,770,620.

The tax basis distributions during the year ended December 31, 2021 are as follows: ordinary distributions of $12,422,208 and net capital gains distributions of $77,695,409. As of December 31, 2021, distributable earnings on a tax basis totaled $888,297,456 consisting of $16,463,026 from undistributed net capital gains and $871,834,430 from net unrealized appreciation on investments. Reclassifications arising from permanent “book/tax” difference reflect non-tax deductible expenses during the year ended December 31, 2021. As a result, additional paid-in capital was decreased by $1,500,000 and total distributable earnings was increased by $1,500,000. Net assets were not affected by this reclassification. As of December 31, 2021, the Company had wash loss deferrals of $364,013 and straddle loss deferrals of $2,406,207.

6. Officers’ Compensation – The aggregate compensation accrued and paid by the Company during the three months ended March 31, 2022 to its officers (identified on back cover) amounted to $1,847,007.

7. Benefit Plans – The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that are available to its employees. The pension plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the three months ended March 31, 2022 were:

Service cost	$164,420
Interest cost	201,892
Expected return on plan assets	(487,492)
Amortization of recognized net actuarial loss	23,381
Net periodic benefit cost	$(97,799)

5. Capital Stock and Dividend Distributions – (Continued from bottom of previous page.)

15

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

7. Benefit Plans – (Continued from bottom of previous page.)

The Company recognizes the overfunded status of its defined benefit postretirement plan as an asset in the Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

The Company also has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employees. The aggregate contra expense cost of such plans for the three months ended March 31, 2022 was $50,533. The qualified thrift plan acquired 8,600 shares in the open market of the Company’s Common Stock during the three months ended March 31, 2022 and held 568,805 shares of the Company’s Common Stock at March 31, 2022.

8. Operating Lease Commitment – The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-02, Leases, which requires lessees to reassess if a contract is or contains lease agreements and assess the lease classification to determine if they should recognize a right-of-use asset and offsetting liability on the Statement of Assets and Liabilities that arises from entering into a lease, including an operating lease. The right-of-use asset and offsetting liability is reported on the Statement of Assets and Liabilities in line items entitled, “Present value of future office lease payments.” Since the operating lease does not specify an implicit rate, the right-of-use asset and liability have been calculated using a discount rate of 3.0%, which is based upon high quality corporate interest rates for a term equivalent to the lease period as of January 1, 2018. The annual cost of the operating lease continues to be reflected as an expense in the Statements of Operations and Changes in Net Assets.

In 2017, the Company entered into an operating lease agreement for office space which will expire in 2028 and provide for aggregate rental payments of approximately $6,437,500. The lease agreement contains clauses whereby the Company will receive free rent for a specified number of months and credit towards construction of office improvements and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in 2023. Rental expense approximated $148,600 for the three months ended March 31, 2022. The Company has the option to extend the lease for an additional five years at market rates. As of March 31, 2022, no consideration has been given to extending this lease. Minimum rental commitments under this operating lease are approximately:

2022	$468,000
2023	631,000
2024	663,000
2025	663,000
2026	663,000
Thereafter	1,216,000
Total Remaining Lease Payments	4,304,000
Effect of Present Value Discounting	(401,267)
Present Value of Future Office Lease Payments	$3,902,733

OTHER MATTERS (Unaudited)

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on pages 13-14. Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2021 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

On April 21, 2022, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made a semi-annual certification, included in a filing with the SEC on Form N-CSR as of December 31, 2021 relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

GENERAL AMERICAN INVESTORS
COMPANY, INC.

FIRST QUARTER REPORT

March 31, 2021

A Closed-End Investment Company

listed on the New York Stock Exchange

530 FIFTH AVENUE

NEW YORK • NY 10036

212-916-8400 • 1-800-436-8401

E-mail: InvestorRelations@gainv.com

www.generalamericaninvestors.com

DIRECTORS*

Spencer Davidson, Chairman

Arthur G. Altschul, Jr.	Rose P. Lynch
Rodney B. Berens	Jeffrey W. Priest
Clara E. Del Villar	Savannah Sachs
John D. Gordan, III	Henry R. Schirmer
Betsy F. Gotbaum

(*The Company is a stand-alone fund.)

OFFICERS

Jeffrey W. Priest, President and Chief Executive Officer

Anang K. Majmudar, Senior Vice-President

Andrew V. Vindigni, Senior Vice-President

Craig A. Grassi, Vice-President

Liron Kronzon, Vice-President

Sally A. Lynch, Vice-President

Eugene S. Stark, Vice-President, Administration,
Principal Financial Officer & Chief Compliance Officer

Samantha X. Jin, Treasurer

Linda J. Genid, Corporate Secretary

Connie A. Santa Maria, Assistant Corporate Secretary

SERVICE COMPANIES

Counsel Sullivan & Cromwell LLP Independent Auditors Ernst & Young LLP Custodian and Accounting Agent State Street Bank and Trust Company	Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 1-800-413-5499 www.amstock.com

RESULTS OF THE ANNUAL MEETING
OF STOCKHOLDERS

The votes cast by stockholders at the Company’s annual meeting held on April 20, 2022 were as follows:

	For	Withheld
Election of Directors:
Rodney B. Berens	24,298,313	1,750,779
Spencer Davidson	24,347,684	1,701,408
Clara E. Del Villar	24,540,459	1,508,633
John D. Gordan, III	23,691,265	2,357,827
Betsy F. Gotbaum	24,299,238	1,749,854
Rose P. Lynch	24,572,615	1,476,477
Jeffrey W. Priest	24,374,981	1,674,111
Savannah Sachs	24,570,757	1,478,335

Elected by holders of Preferred Stock only:
Arthur G. Altschul, Jr.	5,720,252	307,780
Henry R. Schirmer	5,946,622	81,410

Ratification of the selection of Ernst & Young LLP as auditors of the Company for the year 2022:
For - 25,128,925; Against - 781,140; Abstain - 139,027